UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2008
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On October 23, 2008, the Board of Directors of Polaris Industries Inc. (the “Company”), elected Scott W. Wine, the Chief Executive Officer of the Company, as a Class I director, effective as of October 23, 2008, filling a vacancy created by the expansion of the size of the Board from nine to ten members. Mr. Wine’s election to the Company’s Board of Directors was provided for under the terms of his employment letter agreement, a copy of which was included as Exhibit 10.a to the Company’s Current Report on Form 8-K, filed August 4, 2008. Mr. Wine was also appointed to serve on the Technology Committee of the Board of Directors and will stand for re-election at the 2009 Annual Meeting of Shareholders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: October 24, 2008

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President – Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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